UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2007

PHARMATHENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450 Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

Healthcare Acquisition Corp.
2116 Financial Center 666 Walnut Street
Des Moines, IA 50309
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2007, Healthcare Acquisition Corp. (“HAQ” or the “Company”) consummated a merger pursuant to the Agreement and Plan of Merger, dated as of January 19, 2007 (the “Merger Agreement”), by and among HAQ, PAI Acquisition Corp., a wholly-owned subsidiary of HAQ (“Merger Sub”), and PharmAthene, Inc. (“Former PharmAthene”). Pursuant to the Merger Agreement, Merger Sub was merged (the “Merger”) with and into Former PharmAthene. Immediately following the Merger HAQ changed its name from Healthcare Acquisition Corp. to “PharmAthene, Inc.” and Former PharmAthene, which became a wholly-owned subsidiary of HAQ, changed its name to “PharmAthene US Corporation.”

As a condition to the Merger, the Company entered into a registration rights agreement with the security holders of Former PharmAthene upon the consummation of the Merger. Reference is made to our disclosure set forth under Item 2.01 of this Current Report on Form 8-K concerning the Company’s entry into the Registration Rights Agreement (defined below).

As a condition to the Merger, the Company entered into a an escrow agreement with the combined company and Continental Stock Transfer and Trust Company, as escrow agent, upon the consummation of the Merger. Reference is made to our disclosure set forth under Item 2.01 of this Current Report on Form 8-K concerning the Company’s entry into the Escrow Agreement (defined below).

As a condition to the Merger, the Company entered into a note exchange agreement with each of the noteholders of Former PharmAthene upon the consummation of the Merger. Reference is made to our disclosure set forth under Item 2.01 of this Current Report on Form 8-K concerning the Company’s entry into the Note Exchange Agreement (defined below).

As a condition to the Merger, each of the stockholders, noteholders and holders of options or warrants to purchase not less than 100,000 shares of common stock of Former PharmAthene executed a lock-up agreement upon the consummation of the Merger. Reference is made to our disclosure set forth under Item 2.01 of this Current Report on Form 8-K concerning the Lock-Up Agreements (defined below.

The description of the Registration Rights Agreement, the Escrow Agreement, the Note Exchange Agreement and the Lock-up Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such documents which are filed as exhibits to this Current Report on Form 8-K.

As a consequence of the Merger, the Company succeeded to a number of additional material definitive agreements entered into by Former PharmAthene. Each of these agreements has either been filed herewith or will be filed as an amendment or with the Company’s Quarterly Report on Form 10-Q.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of the PharmAthene Merger

On August 3, 2007, the Company consummated the Merger pursuant to the Merger Agreement, by and among HAQ, Merger Sub and Former PharmAthene. Pursuant to the Merger Agreement, Merger Sub was merged with and into Former PharmAthene. Immediately following the Merger, the Company changed its name from Healthcare Acquisition Corp. to “PharmAthene, Inc.” and Former PharmAthene, which became a wholly-owned subsidiary of the Company, changed its name to “PharmAthene US Corporation.”

The Company is headquartered in Annapolis, Maryland. As consideration for the Merger, the Company paid stockholders, optionholders, warrantholders and noteholders of Former PharmAthene (the “PharmAthene Security Holders”) the following consideration:

(i) an aggregate of 12,500,000 shares of common stock of the Company (the “Stock Consideration”), subject to possible upward adjustment if the number of shares electing conversion equals or exceeds 5% of the Company’s outstanding common stock prior to the Merger (the “Adjustment”); and

(ii) $12,500,000 in 8% convertible notes (the “Convertible Notes”) issued by the Company (the “Note Consideration”);

In addition, the PharmAthene Security Holders will receive up to $10,000,000 in milestone payments contingent upon certain conditions being met. Recipients of the Stock Consideration have certain registration rights pursuant to a Registration Rights Agreement, dated August 3, 2007, by and among the Company and the PharmAthene Security Holders (the “Registration Rights Agreement”). Additionally, each of the stockholders, noteholders and holders of options or warrants to purchase not less than 100,000 shares of the common stock Former PharmAthene have executed a lock-up agreement (the “Lock-up Agreement”) that such person shall not sell, pledge, transfer, assign or engage in any hedging transaction with respect to the Company’s common stock issued to such stockholders as part of the Merger Consideration except in accordance with the following schedule: 50% of the Stock Consideration shall be released from the lock-up commencing six months following the effective time of the Merger and all remaining Stock Consideration shall be released from the lock-up twelve months following the effective time. The Note Consideration was allocated among the PharmAthene noteholders pursuant to a Note Exchange Agreement, dated August 3, 2007, by and among HAQ, PharmAthene and the PharmAthene noteholders (the “Note Exchange Agreement”). A portion of the Stock Consideration will be placed in escrow to be held for a period of one year for indemnification claims pursuant to an Escrow Agreement, dated August 3, 2007, by and among HAQ, PharmAthene and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agreement”). In the event of an Adjustment to the Stock Consideration payable in the Merger, the Company may issue to Former PharmAthene stockholders up an addition 337,500 shares of common stock.

The cash for the payment to the Company’s stockholders electing conversion and to Former PharmAthene stockholders in lieu of fractional shares resulting from the Merger was funded with cash held in the Company’s trust account established in connection with its initial public offering. At the Special Meeting of Stockholders held on August 2, 2007, and adjourned to August 3, 2007, 1,807,475 shares of the Company’s common stock were both voted against the proposal relating to the Merger and elected to convert such shares (the “Conversion Shares”) into a pro rata portion of the trust account maintained by the Company.

Prior to the Merger, HAQ was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business in the healthcare industry. The following information is provided about the business and securities of the post-Merger combined company reflecting the consummation of the Merger.

Business

The business of the Company is described in our Definitive Proxy Statement, filed with the Securities and Exchange Commission (“SEC”) on July 16, 2007 (the “Definitive Proxy Statement”), in the section entitled “Information About PharmAthene” beginning on page 115 and is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement sections entitled “Risks Related to the Business of PharmAthene” and “Legal and Regulatory Risks of Development Stage Biotechnology Companies,” beginning on page 33 and is incorporated herein by reference.

Potential Proceedings Before the Delaware Court of Chancery; Maintenance of Escrow

At the Special Meeting of Stockholders of HAQ convened in order to approve the Merger with PharmAthene, the number of shares electing conversion into cash from the trust fund was misreported to the Company. Following that misreporting, certain of the officers, directors and current stockholders of HAQ and certain stockholders of PharmAthene purchased in the aggregate an additional 400,000 shares of HAQ common stock which shares were voted in favor of the Merger, reducing the number of conversion elections and permitting consummation of the Merger. Because the number of shares requesting conversion into cash from the trust fund was initially misreported to the Company at the Special Meeting, a determination will be sought from the Delaware Chancery Court by a stockholder of the Company to affirm the validity of the stockholder vote approving the Merger. Although the Board of HAQ believed that the approval of the Merger was valid, in the event that the Delaware Court of Chancery does not affirm such validity, the Company could be required to liquidate any funds then held in trust. Under the terms of the Certificate of Incorporation of HAQ and the agreement relating to the trust, any liquidation of such funds would be made to stockholders of the Company at the time of the liquidation, as determined by the Board of Directors.

The Company intends to inform the escrow agent for its trust funds immediately to proceed with liquidating that portion of the trust fund representing the positions of those stockholders who voted against the Merger and requested conversion of their shares. The remaining funds will be held in trust pending further direction of the Board of Directors of the Company.

Registration Statement Relating to the Warrants

Under the terms of the warrant agreement (the “Warrant Agreement”) relating to the Company’s outstanding redeemable warrants (“Warrants”), the Warrants become exercisable to purchase one share of common stock at a price of $6.00 per share upon the completion of the Merger until July 27, 2009. However, HAQ’s final prospectus relating to its initial public offering indicated (i) that no Warrant would be exercisable unless at the time of exercise a prospectus relating to the common stock issuable upon exercise of the Warrant is current and the common stock has been registered under the Securities Act of 1933 or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Warrant and (ii) that the Warrant may be deprived of any value and the market for the Warrant may be limited if the prospectus relating to the common stock issuable upon the exercise of the Warrant is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holder of the Warrant resides. The Warrant Agreement was subsequently amended to clarify that the registered holders do not have the right to receive a net cash settlement in the event the Company does not maintain a current prospectus relating to the common stock issuable upon exercise of the Warrants at the time such Warrants are exercisable. Although the Company intends to file a registration statement with the SEC covering the sale of the shares issuable upon exercise of the Warrants following a positive resolution of the issues described above under the section entitled “Likely Proceedings Before the Delaware Court of Chancery; Maintenance of Escrow,” no such registration statement has been filed. Accordingly, the warrants may not be exercised currently and will not be exercisable until a registration statement is filed by the Company and declared effective by the SEC. Furthermore, if there is a determination that the Merger was not duly consummated, the Warrants could expire without ever being exercisable.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Properties

Former PharmAthene recently has relocated its corporate headquarters which, nevertheless, remain in Annapolis, Maryland and are occupied pursuant to lease. The Company has assumed this facility as its corporate headquarters.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of August 3, 2007, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock by (i) each person known by us to be the owner of more than 5% of our outstanding shares of the Company’s common stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
David P. Wright(3)(4)	198,615	* %
John Pappajohn(3)(5)	1,182,000	4.86%
Derace L. Schaffer, M.D.(6)	1,082,000	4.45%
James H. Cavanaugh, Ph.D(3)(7)	3,480,915	%
Steven St. Peter, M.D.(3)(8)	249	*
Elizabeth Czerepak(3)(9)	1,565,452	6.41%
Joel McCleary(3)(10)	101,415	*
John Gill(3)(11)	2,489	*
Chris Camut(3)(12)	39,823	*
Eric Richman(3)(13)	47,306	*
Solomon Langerman(3)(14)	32,225	*
Valerie Riddle(3)(15)	36,613	*
Francesca Cook(3)(16)	25,304	*
Richard Schoenfeld(3)(17)	28,623	*
Funds affiliated with Bear Stearns Health Innoventures Management, LLC(18)	1,565,452	6.41%
Funds affiliated with MPM Capital L.P.(19)	3,938,546	16%
HealthCare Ventures VII, L.P.(20)	3,478,426	14.4%
Nexia Biotechnologies, Inc.(21)	1,673,760	6.93%
All directors and executive officers as a group (14) persons	7,823,029	31.21%

(1)
Includes shares of common stock issuable upon exercise of warrants, which are beneficially owned by certain of the persons named in the above table, that became exercisable upon consummation of the Merger on August 3, 2007. Unless otherwise indicated, the business address of each of the individuals is One Park Place, Suite 450, Annapolis, MD 21401. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

(2)
Based on 24,150,000 common shares issued and outstanding as of August 3, 2007, immediately after the consummation of the Merger. This figure does not give effect to the reduction in outstanding shares resulting from the redemption of up to 1,801,475 shares from persons voting against the Merger and demanding conversion of their shares into a pro rata portion of the trust account. Nor does it give effect to the possible issuance of up to 337,500 shares to the stockholders of Former PharmAthene as formulaic adjustment as a result of the conversion.

(3)	The person listed is an officer and/or director of the Company.

(4)
Includes (i) 92,760 shares issuable within 60 days upon exercise of option and (ii) 5,313 shares issuable upon conversion of the unsecured convertible promissory notes (“Notes”). Does not include 20,950 shares issuable upon exercise of options that are not exercisable, 780,000 shares of common stock issuable upon the exercise of stock options or 100,000 shares under a restricted stock award, both that the Company will grant to Mr. Wright under his employment agreement with the Company.

(5)	Includes 141,960 shares issuable upon the exercise of warrants.

(6)	Includes 141,960 shares issuable upon the exercise of warrants.

(7)
Dr. Cavanaugh is a general partner of HealthCare Partners VII, L.P., which is the general partner of HealthCare Ventures VII, L.P. the registered owner of the securities. In such capacity he may be deemed to share voting and investment power with respect to 3,478,426 shares of our common stock held by HealthCare Ventures VII, L.P. Dr. Cavanaugh disclaims beneficial ownership of the shares reported except to the extent of his proportionate pecuniary interest therein. Dr. Cavanaugh’s beneficially owned shares also includes options to purchase 2,489 shares of our common stock. Dr. Cavanaugh’s address is c/o Healthcare Ventures VII, L.P., 44 Nassau Street, Princeton, New Jersey, 08542.

(8)	Consists of options to purchase 996 shares of our common stock.

(9)
Elizabeth Czerepak is a member of Bear Stearns Health Innoventures Management, LLC, which is the sole general partner of Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BX, L.P. and Bear Stearns Health Innoventures Employee Fund, L.P., and BSHI Members, LLC co-invests with these funds. The shares reported are directly owned by Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BX, L.P., Bear Stearns Health Innoventures Employee Fund, L.P. and BSHI Members, LLC. In her capacity as a member of Bear Stearns Health Innoventures Management, LLC, Ms. Czerepak may be deemed to share voting and investment power with respect to 1,566,199 shares beneficially owned by these funds. Czerepak disclaims beneficial ownership of these shares except to the extent of her proportionate pecuniary interest therein. Ms. Czerepak’s beneficially owned shares include options to purchase 996 shares of our common stock and 253,752 shares immediately exercisable upon the conversion of an unsecured convertible note in the principal amount of $2,537,521.86. Ms. Czerepak’s address is c/o Bear Stearns Health Innoventures Management, LLC, 383 Madison Avenue, New York, NY 10179.

(10)	Includes options to purchase 2,489 shares of our common stock.

(11)	Consists of options to purchase 2,489 shares of our common stock.

(12)	Consists of options to purchase 39,823 shares of our common stock.

(13)	Consists of options to purchase 47,306 shares of our common stock.

(14)	Consists of options to purchase 32,225 shares of our common stock.

(15)	Includes options to purchase 36,613 shares of our common stock.

(16)	Includes options to purchase 25,304 shares of our common stock.

(17)	Consists of options to purchase 28,623 shares of our common stock.

(18)
Consists of 1,566,199 shares of our common stock held by Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BX, L.P., Bear Stearns Health Innoventures Employee Fund, L.P., and BSHI Members, LLC. Elizabeth Czerepak is a member of Bear Stearns Health Innoventures Management, LLC, which is the sole general partner of Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BX, L.P. and Bear Stearns Health Innoventures Employee Fund, L.P., and BSHI Members, LLC co-invests with these funds. Elizabeth Czerepak disclaims beneficial ownership of these shares except to the extent of her proportionate pecuniary interest therein. The address for the Bear Stearns funds is 383 Madison Avenue, New York, New York, 10179.

(19)
Consists of (i) 3,309,181 shares of common stock to be held by MPM BioVentures III-QP, L.P., (ii) 258,530 shares of our common stock held by MPM BioVentures III GmbH & Co. Beteiligungs KG, (iii) 205,710 shares of our common stock held by MPM BioVentures III, L.P., (iv) 92,398 shares of our common stock held by MPM BioVentures III Parallel Fund, L.P., and (v) 72,727 shares of our common stock held by MPM Asset Management Investors 2004 BVIII LLC, all of which includes an aggregate of 470,296 shares issuable upon conversion of the Notes. MPM BioVentures III GP, L.P. and MPM BioVentures III LLC are the direct and indirect general partners of MPM BioVentures III-QP, L.P., MPM BioVentures III GmbH & Co. Beteiligungs KG, MPM BioVentures III, L.P. and MPM BioVentures III Parallel Fund, L.P. The members of MPM BioVentures III LLC and MPM Asset Management Investors 2004 BVIII LLC are Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Dennis Henner, Nicholas Simon III, Michael Steinmetz and Kurt Wheeler, who disclaim beneficial ownership of these shares except to the extent of their proportionate pecuniary interest therein. The address for the MPM Funds is The John Hancock Tower, 200 Clarendon Street, 54th floor, Boston, MA, 02116.

(20)
Dr. Cavanaugh is a general partner of HealthCare Partners VII, L.P., which is the general partner of HealthCare Ventures VII, L.P. In such capacity he may be deemed to share voting and investment power with respect to these shares. Dr. Cavanaugh disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. The address for Healthcare Ventures VII, L.P. is 44 Nassau Street, Princeton, New Jersey 08542.

(21)	The address for Nexia Biotechnologies, Inc. is P.O. Box 187, Branch Jean-Talon, Montreal, Quebec, Canada H1S 2Z2.

All of the shares of common stock outstanding prior to the effective date of its IPO (all of which are owned by our directors and officers) were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, and shall remain in escrow until the earliest of:

•	July 28, 2008;

•	The liquidation of the Company; or

•
the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property.

The certificates representing shares currently in escrow may be replaced by certificates representing the shares of the renamed entity.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities, except to their spouses and children or trusts established for their benefit, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If the Delaware Chancery Court deems the Merger was not consummated and the Company is liquidated, none of our existing stockholders owning shares of our common stock prior to its IPO will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the date of the IPO.

Directors and Executive Officers

Information regarding the Company’s directors and executive officers is set forth in the Definitive Proxy Statement, beginning on page 144 and is incorporated herein by reference.

Executive Compensation

Information regarding the Company’s executive compensation is set forth in the Definitive Proxy Statement, beginning on page 147 and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Information regarding related party transactions and director independence are described in the Definitive Proxy Statement, on page 151 and is incorporated herein by reference.

In addition, on August 2, 2007, each of John Pappajohn and Derace Schaffer purchased 100,000 shares of common stock of HAQ and Matthew Kinley purchased 50,000 shares of common stock of HAQ. In addition, Healthcare Ventures VII, L.P. and funds affiliated with MPM Capital L.P. each purchased 125,000 shares of common stock of HAQ. On August 3, 2007, each of John Pappajohn and David Wright purchased 100,000 shares and 50,000 shares, respectively, of common stock of HAQ and Healthcare Ventures VII, L.P. and funds affiliated with MPM Capital L.P. each purchased an additional 125,000 shares of common stock of HAQ.

Also, as previously disclosed, HAQ, its principal stockholders and its advisors had been contacted by third party investors (collectively, the “New Investors”) indicating to HAQ an interest in making an investment in the Company through the purchase of a significant number of shares of common stock in privately negotiated transactions with existing stockholders of HAQ but would require that, in connection with the purchases, they receive additional shares of HAQ’s common stock from the founding stockholders of HAQ and from certain stockholders of Former PharmAthene receiving shares of HAQ common stock as a result of the Merger.

HAQ’s principal stockholders and management team entered into agreements to provide the New Investors with these additional shares contingent upon the approval and consummation of the Merger and advised the New Investors that they were required to obtain the right to vote the shares to be purchased and vote any shares so purchased in favor of the proposals before the Special Meeting of Stockholders or obtain from the sellers of such shares a vote in favor of the proposals. The New Investors purchased, in the aggregate, 2,429,360 shares of common stock of HAQ.  The purchase option agreements entered into by John Pappajohn, Derace L. Schaffer M.D., Edward B. Berger, Wayne A. Schellhammer and Matthew Kinley, the founders of HAQ and its executive officers and directors prior to the Merger (collectively, the “HAQ Insiders”), and the New Investors granting the New Investors options to acquire up to 1,266,752 shares of HAQ common stock in the aggregate (which amount subject to reduction pro rata to the extent that less than 2,800,000 shares of common stock of HAQ was purchased by the New Investors); since only 2,429,360 shares of common stock were purchased by the New Investors in the aggregate, 1,099,070 shares are subject to option. The options were purchased for an aggregate purchase price of $100 and the exercise price per share is $.0001 per share. The options are not exercisable until the underlying shares are released from the escrow arrangement with Continental Stock Transfer & Trust Company to which the HAQ Insiders are subject which will expire on July 28, 2008, assuming the Merger is consummated. The HAQ Insiders entered into the escrow arrangement for all of their pre IPO shares in connection with the initial public offering by HAQ which was completed on July 28, 2005. The HAQ Insiders own an aggregate of 2,250,000 shares being held in escrow and own additional shares purchased pursuant to Rule 10b5-1 plans and purchased in the transactions described above which are not included in the escrow and were not sold to the New Investors. The option agreements also provide that  neither the HAQ Insiders nor the New Investors may sell, transfer, pledge, assign or otherwise dispose of the options or the HAQ shares of common stock underlying the options while such options are subject to the escrow agreement and while the options remain exercisable. The options are exercisable commencing upon the date that the pre IPO shares are released from the escrow agreement and have a term of one year from such date.

The HAQ Insiders are entitled to certain registration rights for their IPO Shares, as described in HAQ’s prospectus from its IPO and in the Definitive Proxy Statement. These rights provide that the holders of the majority of these pre IPO shares will be entitled to require HAQ, on up to two occasions, to register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which the shares of common stock are released from the escrow. In addition, the HAQ insiders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. HAQ will bear the expenses incurred in connection with the filing of any such registration statements. The New Investors, as assignees of the HAQ Insiders of the pre IPO Shares, are entitled to these registration rights.

Pursuant to an assignment agreement, Healthcare Ventures III, L.P, funds affiliated with MPM Capital L.P. and funds affiliated with Bear Stearns Health Innoventures Management, LLC, all of which were stockholders of Former PharmAthene, agreed to assign to the New Investors an aggregate of up to 479,252 shares that would otherwise be received by them as part of the Merger, assuming that the Merger is consummated. Under the terms of the Merger Agreement , the number of shares issuable to the stockholders of Former PharmAthene could be adjusted upward by up to 337,500 shares of HAQ common stock (the “Adjustment Shares”) in the event that stockholders of HAQ holding in excess of 5% of the IPO shares of HAQ vote against the Merger and seek to convert their shares. These stockholders of Former PharmAthene assigned their right to receive their pro rata portion of these Adjustment Shares (an aggregate of up to 211,797 shares) to the extent issuable under the terms of the Merger Agreement to the New Investors, as well as an additional 267,455 shares issuable to them, in the aggregate, under the Merger Agreement. The New Investors are entitled, as assignees of these Former PharmAthene stockholders, to the registration rights being granted to such stockholders under the terms of the Merger Agreement as described in the Definitive Proxy Statement. The effectiveness of the assignment is contingent upon, among other things, the consummation of the Merger. The New Investors entered into lock up agreements in form substantially similar to that executed by all other Former PharmAthene stockholders in connection with the Merger.

HAQ has agreed that if the shares held by the New Investors may not be sold without registration under the Securities Act of 1933, the Company would provide registration rights to the New Investors upon substantially the same terms as provided to the Former PharmAthene stockholders under the terms of the Merger Agreement.

Information regarding beneficial ownership of shares of the Company’s common stock by each person known by us to be the owner of more than 5% of our outstanding shares of the Company’s common stock and each director and executive officer is provided above under the caption Security Ownership of Certain Beneficial Owners and Management.

Legal Proceedings

The Company’s legal proceedings are described in the Definitive Proxy Statement, on page 131 and is incorporated herein by reference.

Price Range of Securities and Dividends

The price range and dividends of the Company’s securities are set forth in the Definitive Proxy Statement, on page 30 and is incorporated herein by reference.

Description of Securities

The description of the Company’s securities is set forth in the Definitive Proxy Statement, on page 159 under the caption “Description of Securities.” and is incorporated herein by reference.

Indemnification of Directors and Officers

A description of the indemnification provisions relating to the Company’s directors and officers is set forth in Part II of the Company’s registration statement on Form S-1, as amended, filed with the SEC on July 27, 2005, under Item 14 and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to our disclosure set forth under Item 2.01 of this Current Report on Form 8-K concerning the Merger Consideration.

Item 3.03	Material Modification to Rights of Security Holders.

Amendment to and the Restatement of the Certificate of Incorporation

On August 3, 2007, we amended and restated our certificate of incorporation. The amendment and restatement is described in Proposal 2 of the Definitive Proxy Statement, on pages 94 through 97, and is incorporated herein by reference.

The amended and restated certificate of incorporation is filed as Exhibit 3.1 to this Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

On August 3, 2007, John Pappajohn resigned from his position as Secretary, Derace M. Schaffer, MD, resigned from his position as Vice Chairman and Chief Executive Officer, Matthew P. Kinley resigned from his positions as President, Treasurer and Director, Edward Berger resigned from his position as Director and Wayne Schellhammer resigned from his position as Director. Dr. Schaffer, one of HAQ’s founding Directors, will remain on the Board. John Pappajohn will remain Chairman of the Board.

Election of Directors and Appointment of Certain Officers

At a meeting of the Board of Directors held on August 6, 2007, our Board of Directors designated David Wright, James H. Cavanaugh, Ph.D., Elizabeth Czerepak, Steven St. Peter, M.D., Joel McCleary, Derace L. Shaffer, M.D. and John Gill to serve as Directors. The executive backgrounds of each of such designees is set forth in the Definitive Proxy Statement beginning on page 144 and is incorporated herein by reference.

In addition, the following persons, officers of the former PharmAthene, were appointed to the executive offices indicated opposite their respective names:

David P. Wright	President and Chief Executive Officer
Christopher C. Camut	Chief Financial Officer
Valerie Riddle, MD	Vice President, Medical Director
Eric Richman	Senior Vice President, Business Development and Strategic Planning
Francesca Cook	Vice President, Policy and Government Affairs
Richard Schoenfeld	Vice President Operations
Wayne Morges	Vice President Regulatory Affairs and Quality

2007 Long-Term Incentive Plan

On August 3, 2007, our stockholders approved the Company’s 2007 Long Term Incentive Plan (the “Incentive Plan”). The incentive plan became effective as of the closing of the Merger. A description of the stock plan is set forth in the Definitive Proxy Statement, on pages 97 through 103, and is incorporated herein by reference. While no options, restricted stock or other awards under the Incentive Plan have been made or committed to be made to date, pursuant to the terms of the Merger Agreement, all options to purchase former PharmAthene common stock outstanding, whether vested or unvested, were assumed by the Company upon the same terms and conditions existing as to such options except that each such option was converted into an option to purchase a specified number of shares of common stock of the Company at a per-share exercise price calculated by dividing the exercise price per share of the former PharmAthene common stock at which each such option was exercisable prior to the Merger by an agreed-upon exchange ratio as specified in the Merger Agreement. All of such options, as converted, are assumed under the Incentive Plan and the Company has reserved for issuance under the Incentive Plan a sufficient number of shares of common stock of the Company for delivery upon the exercise of options so assumed.

In connection with the Merger, the Company entered into an employment agreement with David P. Wright regarding his employment as President and Chief Executive Officer of the Company. A description of Mr. Wright’s employment agreement is set forth in the Definitive Proxy Statement, on page 150 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to our disclosure set forth under Item 3.03 of this Current Report on Form 8-K concerning the amendment to the Company’s Certificate of Incorporation.

Item 5.06	Change in Shell Company Status.

Upon the closing of the Merger, the Company ceased to be a shell company. The material terms of the transaction pursuant to which our wholly-owned subsidiary merged with and into PharmAthene and PharmAthene became our wholly-owned subsidiary are described in Proposal 1 of the Definitive Proxy Statement, on pages 57 through 93, which is incorporated herein by reference.

Item 8.01	Other Events.

On August 6, 2007, the Company issued a press release with respect to the completion of its previously announced merger with Former PharmAthene. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of businesses acquired

The financial statements and selected financial information of the Company were included in the Definitive Proxy statement in the sections entitled “Selected Historical Financial Information,” and “Index to Financial Statements” beginning on pages 24 and F-1, respectively, and are incorporated herein by reference.

(b) Pro forma financial information

The pro forma financial information of the Company was included in the Definitive Proxy statement in the section entitled “Pro Forma Capitalization of Combined Company”” beginning on page 29 and is incorporated herein by reference.

(d) Exhibits

NO.	DESCRIPTION

2.1	Agreement and Plan of Merger dated January 19, 2007 by and among Healthcare Acquisition Corp., PAI Acquisition Corp., and PharmAthene, Inc. (7)

3.1	Amended and Restated Certificate of Incorporation. *

3.2	By-laws. (1)

4.1	Specimen Unit Certificate. (1)

4.2	Specimen Common Stock Certificate. (1)

4.3	Specimen Warrant Certificate. (1)

4.4	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant. (3)

4.5	Form of Note Exchange Agreement (7)

4.6	Form of 8% Convertible Note of Healthcare Acquisition Corp. (7)

4.7	Amendment to Unit Purchase Option. (8)

4.8	Warrant Clarification Agreement. (8)

10.1.1	Letter Agreement among the Registrant, Maxim Group LLC and John Pappajohn. (2)

10.1.2	Letter Agreement among the Registrant, Maxim Group LLC and Derace L. Schaffer, M.D. (2)

10.1.3	Letter Agreement among the Registrant, Maxim Group LLC and Matthew P. Kinley. (2)

10.1.4	Restated Letter Agreement among the Registrant, Maxim Group LLC and Edward B. Berger. (3)

10.1.5	Letter Agreement among the Registrant, Maxim Group LLC and Wayne A. Schellhammer. (3)

10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant. (3)

10.2.1	Amendment No. 1 to of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant. (5)

10.3	Form of Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders. (3)

10.4	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders. (4)

10.5.1	Office Services Agreement by and between the Registrant and Equity Dynamics, Inc. (1)

10.5.2	Office Services Agreement by and between the Registrant and The Lan Group. (1)

10.6.1	Promissory Note, dated April 28, 2005, issued to John Pappajohn, in the amount of $70,000. (1)

10.6.2	Promissory Note, dated April 28, 2005, issued to Derace L. Schaffer, M.D., in the amount of $70,000. (1)

10.6.3	Promissory Note, dated April 28, 2005, issued to Matthew P. Kinley, in the amount of $35,000. (1)

10.6.4	Promissory Note, dated July 26, 2005, issued to John Pappajohn, in the amount of $30,000. (4)

10.6.5	Promissory Note, dated July 26, 2005, issued to Derace L. Schaffer, M.D., in the amount of $30,000. (4)

10.6.6	Promissory Note, dated July 26, 2005, issued to Matthew P. Kinley, in the amount of $15,000. (4)

10.7	Form of Unit Option Purchase Agreement between the Registrant and Maxim Group LLC. (3)

10.8	Form of Warrant Purchase Agreement by and between the Registrant, John Pappajohn and Maxim Group LLC. (2)

10.9	Form of Registration Rights Agreement to be entered into by Healthcare Acquisition Corp. and the former stockholders and note holders of PharmAthene, Inc. (7)

10.10
Stock Escrow Agreement, dated August 3, 2007, by and among the Registrant, a representative of the former stockholders and option holders of PharmAthene, Inc. and Continental Stock Transfer and Trust Company *

10.11	Advisory Agreement (8)

10.12	2007 Long-Term Incentive Compensation Plan*

10.13	Employment Agreement, dated August 3, 2007, between the Registrant and David P. Wright*

10.14	Employment Agreement, dated December 22, 2006, between the Registrant and Christopher C. Camut. **

10.15	Employment Agreement, dated November 3, 2003, between the Registrant and Francesca Marie Cook. **

10.16	Employment Agreement, dated November 3, 2003, by and between the Company and Solomon Langermann. **

10.17	Employment Agreement, dated November 3, 2003, between the Registrant and Eric Ian Richman. **

10.18	Employment Agreement, dated November 3, 2003, between the Registrant and Valerie Riddle. **

10.19	Employment Agreement, dated September 30, 2005, between the Registrant and Richard A. Schoenfeld. **

10.20	Loan and Security Agreement, dated March 30, 2007, by and among the Company, Silicon Valley Bank, Oxford Finance Corporation, and other lenders listed on Schedule 1.1 thereof. **

10.21
U.S. Army Space & Missile Defense Command - “Development and Licensure of Bioscavanger Increment II (Recombinant Drug Candidate)” Award/Contract No. W9113M-06-C-0189, dated September 22, 2006, by and between the Company and the U.S. Army Space & Missile Defense Command.**

10.22	Cooperative Research and Development Agreement, dated September 12, 2006, by and between the Company and the U.S. Army Medical Research Institute of Infectious Diseases. **

10.23	Center for Scientific Review, National Institute of Health, Research Project Cooperative Agreement, Notice of Grant Award No. 1 U01 NS058207-01, dated September 30, 2006, awarded to the Company.**

10.24	Collaboration Agreement, dated November 29, 2004, by and between the Company and Medarex, Inc.**

10.25	License Agreement, dated August 8, 2006, by and between the Company and Nektar Therapeutics AL, Corporation.**

10.26	Biopharmaceutical Development and Manufacturing Services Agreement, dated June 15, 2007, by and between the Company and Laureate Pharma, Inc.**

10.27	License Agreement, dated March 12, 2007, by and between the Company and GTC Biotherapeutics, Inc.**

10.28	Services Agreement, dated March 2, 2007, by and between the Company and GTC Biotherapeutics, Inc.**

10.30	Office Lease, dated September 14, 2006, by and between the Company and Park Place Trust, as amended by First Amendment to Office Lease, dated January 22, 2007. **

21	Subsidiaries*

14	Code of Ethics. (3)

99.1	Press Release, dated August 6, 2007, announcing the consummation of the merger*

1.	Incorporated by reference to the Registration Statement on Form S-1 of the Registrant filed on May 6, 2005.

2.	Incorporated by reference to the Registration Statement on Form S-1/A of the Registrant filed on June 10, 2005.

3.	Incorporated by reference to the Registration Statement on Form S-1/A of the Registrant filed on July 12, 2005.

4.	Incorporated by reference to the Registration Statement on Form S-1/A of the Registrant filed on July 27, 2005.

5.	Incorporated by reference to the Quarterly Report on Form 10-Q filed by the Registrant on November 14, 2005.

6.	Incorporated by reference to the Annual Report on Form 10-K filed by the Registrant on March 31, 2006.

7.	Incorporated by reference to the Current Report on Form 8-K filed by the Registrant on January 22, 2007.

8.	Incorporated by reference to the Current Report on Form 8-K filed by the Registrant on January 25, 2007..

*	filed herewith
**	to be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (registrant)

August 9, 2007	By:	/s/ David Wright
David Wright President and Chief Executive Officer

Exhibit Index

NO.	DESCRIPTION
2.1	Agreement and Plan of Merger dated January 19, 2007 by and among Healthcare Acquisition Corp., PAI Acquisition Corp., and PharmAthene, Inc. (7)

3.1	Amended and Restated Certificate of Incorporation. *

3.2	By-laws. (1)

4.1	Specimen Unit Certificate. (1)

4.2	Specimen Common Stock Certificate. (1)

4.3	Specimen Warrant Certificate. (1)

4.4	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant. (3)

4.5	Form of Note Exchange Agreement (7)

4.6	Form of 8% Convertible Note of Healthcare Acquisition Corp. (7)

4.7	Amendment to Unit Purchase Option. (8)

4.8	Warrant Clarification Agreement. (8)

10.1.1	Letter Agreement among the Registrant, Maxim Group LLC and John Pappajohn. (2)

10.1.2	Letter Agreement among the Registrant, Maxim Group LLC and Derace L. Schaffer, M.D. (2)

10.1.3	Letter Agreement among the Registrant, Maxim Group LLC and Matthew P. Kinley. (2)

10.1.4	Restated Letter Agreement among the Registrant, Maxim Group LLC and Edward B. Berger. (3)

10.1.5	Letter Agreement among the Registrant, Maxim Group LLC and Wayne A. Schellhammer. (3)

10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant. (3)

10.2.1	Amendment No. 1 to of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant. (5)

10.3	Form of Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders. (3)

10.4	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders. (4)

10.5.1	Office Services Agreement by and between the Registrant and Equity Dynamics, Inc. (1)

10.5.2	Office Services Agreement by and between the Registrant and The Lan Group. (1)

10.6.1	Promissory Note, dated April 28, 2005, issued to John Pappajohn, in the amount of $70,000. (1)

10.6.2	Promissory Note, dated April 28, 2005, issued to Derace L. Schaffer, M.D., in the amount of $70,000. (1)

10.6.3	Promissory Note, dated April 28, 2005, issued to Matthew P. Kinley, in the amount of $35,000. (1)

10.6.4	Promissory Note, dated July 26, 2005, issued to John Pappajohn, in the amount of $30,000. (4)

10.6.5	Promissory Note, dated July 26, 2005, issued to Derace L. Schaffer, M.D., in the amount of $30,000. (4)

10.6.6	Promissory Note, dated July 26, 2005, issued to Matthew P. Kinley, in the amount of $15,000. (4)

10.7	Form of Unit Option Purchase Agreement between the Registrant and Maxim Group LLC. (3)

10.8	Form of Warrant Purchase Agreement by and between the Registrant, John Pappajohn and Maxim Group LLC. (2)

10.9	Form of Registration Rights Agreement to be entered into by Healthcare Acquisition Corp. and the former stockholders and note holders of PharmAthene, Inc. (7)

10.10
Stock Escrow Agreement, dated August 3, 2007, by and among the Registrant, a representative of the former stockholders and option holders of PharmAthene, Inc. and Continental Stock Transfer and Trust Company *

10.11	Advisory Agreement (8)

10.12	2007 Long-Term Incentive Compensation Plan*

10.13	Employment Agreement, dated August 3, 2007, between the Registrant and David P. Wright*

10.14	Employment Agreement, dated December 22, 2006, between the Registrant and Christopher C. Camut. **

10.15	Employment Agreement, dated November 3, 2003, between the Registrant and Francesca Marie Cook. **

10.16	Employment Agreement, dated November 3, 2003, by and between the Company and Solomon Langermann. **

10.17	Employment Agreement, dated November 3, 2003, between the Registrant and Eric Ian Richman. **

10.18	Employment Agreement, dated November 3, 2003, between the Registrant and Valerie Riddle. **

10.19	Employment Agreement, dated September 30, 2005, between the Registrant and Richard A. Schoenfeld. **

10.20	Loan and Security Agreement, dated March 30, 2007, by and among the Company, Silicon Valley Bank, Oxford Finance Corporation, and other lenders listed on Schedule 1.1 thereof. **

10.21
U.S. Army Space & Missile Defense Command - “Development and Licensure of Bioscavanger Increment II (Recombinant Drug Candidate)” Award/Contract No. W9113M-06-C-0189, dated September 22, 2006, by and between the Company and the U.S. Army Space & Missile Defense Command.**

10.22	Cooperative Research and Development Agreement, dated September 12, 2006, by and between the Company and the U.S. Army Medical Research Institute of Infectious Diseases. **

10.23	Center for Scientific Review, National Institute of Health, Research Project Cooperative Agreement, Notice of Grant Award No. 1 U01 NS058207-01, dated September 30, 2006, awarded to the Company.**

10.24	Collaboration Agreement, dated November 29, 2004, by and between the Company and Medarex, Inc.**

10.25	License Agreement, dated August 8, 2006, by and between the Company and Nektar Therapeutics AL, Corporation.**

10.26	Biopharmaceutical Development and Manufacturing Services Agreement, dated June 15, 2007, by and between the Company and Laureate Pharma, Inc.**

10.27	License Agreement, dated March 12, 2007, by and between the Company and GTC Biotherapeutics, Inc.**

10.28	Services Agreement, dated March 2, 2007, by and between the Company and GTC Biotherapeutics, Inc.**

10.30	Office Lease, dated September 14, 2006, by and between the Company and Park Place Trust, as amended by First Amendment to Office Lease, dated January 22, 2007. **

21	Subsidiaries*

14	Code of Ethics. (3)

99.1	Press Release, dated August 6, 2007, announcing the consummation of the merger*

1.	Incorporated by reference to the Registration Statement on Form S-1 of the Registrant filed on May 6, 2005.

2.	Incorporated by reference to the Registration Statement on Form S-1/A of the Registrant filed on June 10, 2005.

3.	Incorporated by reference to the Registration Statement on Form S-1/A of the Registrant filed on July 12, 2005.

4.	Incorporated by reference to the Registration Statement on Form S-1/A of the Registrant filed on July 27, 2005.

5.	Incorporated by reference to the Quarterly Report on Form 10-Q filed by the Registrant on November 14, 2005.

6.	Incorporated by reference to the Annual Report on Form 10-K filed by the Registrant on March 31, 2006.

7.	Incorporated by reference to the Current Report on Form 8-K filed by the Registrant on January 22, 2007.

8.	Incorporated by reference to the Current Report on Form 8-K filed by the Registrant on January 25, 2007.

*	filed herewith
**	to be filed by amendment.